Exhibit 10.8

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is made as of November 10, 2008, by and between JOSEPH V. FISHER TWO, L.L.C., a Florida limited liability company, and LAVERN B. FISHER TWO, LLC., a Florida limited liability company (collectively, “Landlord”), and MASCO ADMINISTRATIVE SERVICES, INC., a Delaware corporation (“Tenant”).

Recitals

This Amendment is based upon the following recitals, which are incorporated into and shall form a part of this Amendment:

A.                                    Landlord and Tenant (as successor to Masco Contractor Services Central, Inc., a Florida corporation, pursuant to an Assignment and Assumption of Lease as of January 1, 2004) are parties to a Lease Agreement dated as of July 11, 2003, as amended by a First Amendment to Lease Agreement dated as of November 1, 2003 (collectively, the “Lease”), relating to certain Premises located at 260 Jimmy Ann Drive, Daytona Beach, Florida.

B.                                    Landlord and Tenant desire to extend the Term of the Lease and otherwise amend the Lease on the terms and conditions set forth in this Amendment.

For good and valuable consideration, the receipt and adequacy of which are acknowledged, Landlord and Tenant agree as follows:

1.                                      The Term of the Lease, which was to expire on February 28, 2009, is extended through February 28, 2011 on the terms presently contained in the Lease, as amended by this Amendment, except that, effective March 1, 2009, (a) the Base Rent shall be decreased to $27,750.00 per month, and (b) the Additional Base Rent of $7,044.27 payable by Tenant pursuant to Section 3.2 of the Lease and Paragraph 1 of the First Amendment to Lease shall cease.

2.                                      Notwithstanding anything provided in the Lease to the contrary, all notices to Tenant shall be sent concurrently, in accordance with Section 16.7 of the Lease, to the following addresses:

Masco Administrative Services, Inc.

2339 Beville Road

Daytona Beach, FL 32119

Attention: Kathy Gallagher

with a copy of all substantive notices (such as notices of default),

but not routine notices (such as monthly invoices), to:

Masco Corporation

21001 Van Born Road

Taylor, MI 48180

Attention: General Counsel

3.                                      Tenant’s option to extend the Term of the Lease for a period of two (2) years pursuant to Section 2.3 of the Lease is deleted and of no further force or effect and Tenant’s four (4) options to extend the Term of the Lease for a period of one (1) year each pursuant to Section 2.3 of the Lease shall continue in full force and effect.

4.                                      Capitalized terms used but not defined in this Amendment shall have the meanings given to those terms in the Lease. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns. Landlord and Tenant each represents and warrants that this Amendment has been executed by persons who are duly authorized to execute this Amendment on behalf of Landlord and Tenant, respectively.

5.                                      Landlord and Tenant ratify and affirm the Lease, as amended by this Amendment, and agree that the Lease, as so amended, shall continue in full force and effect.

6.                                      This Amendment may be executed by the exchange of signature pages via facsimile or other electronic means (with hard copy originals to follow by next business day delivery service) and in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same document.

Landlord and Tenant have executed this Second Amendment to Lease Agreement as of the date first written above.

Landlord:		Tenant:
JOSEPH V. FISHER TWO, L.L.C.,		MASCO ADMINISTRATIVE
a Florida limited liability company		SERVICES, INC., a Delaware corporation

By:	/s/ Joseph V. Fisher	By:	/s/ Jerry W. Mollien
Name:	Joseph V. Fisher	Name:	Jerry W. Mollien
Its:	Managing Member	Its:	Vice President

LAVERN B. FISHER TWO, L.L.C.,
a Florida limited liability company

By:	/s/ Joseph V. Fisher
Name:	Joseph V. Fisher
Its:	Managing Member

Second Amendment to Lease Agreement is consented

and agreed to by Shopping Center Owner

JOSEPH V. FISHER, L.L.C.,

a Florida limited liability company

By:	/s/ Joseph V. Fisher
Name:	Joseph V. Fisher
Its:	Managing Member